SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

          Date of Report (Date of Earliest Reported) October 12, 2000


                            OrderPro Logistics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                     0-30857                    86-0982348
 ------------------------   ------------------------        ----------------
 (State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)


                 7400 N. Oracle Road, #372 Tucson, Arizona 85704
           -----------------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)


                                 (520) 575-5745
                        -------------------------------
                        (Registrant's Telephone Number)


                                 FifthCai, Inc.
              10245 East Via Linda, Suite 220, Scottsdale, AZ 85285
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On September 29, 2000 a change in control of Fifthcai, Inc. occurred pursuant to the Agreement and Plan of Reorganization between Fifthcai, Inc. and OrderPro Logistics, Inc. an Arizona corporation. As agreed by all the shareholders of both companies, Fifthcai, Inc acquired 100% of the stock of OrderPro Logistics plus $150,000 in exchange for 4,660,000 newly issued shares of Fifthcai, Inc. The majority shareholder of Fifthcai, Inc. also cancelled and returned 4,800,000 shares to Fifthcai, Inc.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On September 29, 2000 the Board of Directors of OrderPro Logistics, Inc. and 100% of the shareholders agreed to transfer 100% of their shares plus $150,000 to Fifthcai, Inc. for 4,660,000 newly issued shares of Fithcai common stock.

ITEM 5. OTHER EVENTS

     On October 3, 2000 the First Article of the registrant's Articles of Incorporation was amended changing the name of the registrant to OrderPro Logistics, Inc.

ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     On October 3, 2000 Mr. Edmond Lonergan , the registrant's sole officer and director appointed Richard L. Windorski to the Board of Directors.

     On October 3, 2000 the board accepted the resignation of Mr. Lonergan as a Director and Officer effective immediately. Mr. Alvan W. Lafrenz was appointed to fill the vacancy left by Mr. Lonergan's resignation. Mr. Windorski was elected President and Chief Executive Officer and Mr. Lafrenz was elected Secretary and Treasurer.

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
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF THE BUSINESSES ACQUIRED. The audited financial statements of OrderPro Logistics, Inc. are attached as Exhibit 99.3.

     (b) PRO FORMA FINANCIAL INFORMATION. The unaudited pro forma consolidated financial statements the merged Companies are attached as Exhibit 99.4.

     (c)  EXHIBITS.

          Exhibit        Description
          -------        -----------

            2        Agreement and Plan of Reorganization
           17        Letter of Resignation
           99.3      Audited Financial Statement of OrderPro Logistics, Inc.
           99.4      Pro Forma financial Statement of the merged Companies


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                      OrderPro Logistics, Inc.


October 12, 2000                      By: /s/ Richard L. Windorski
                                         --------------------------------
                                         Richard L. Windorski,
                                         Director and President

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